SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 8, 2006

Bullion River Gold Corp.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Nevada
(STATE OR OTHER JURISDICTION OF
INCORPORATION OR ORGANIZATION)

333-85414 COMMISSION FILE NUMBER 3500 Lakeside Court, Suite 200 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	98-0377992 (I.R.S. EMPLOYER IDENTIFICATION NUMBER) 89509 (ZIP CODE)

ISSUER’S TELEPHONE NUMBER: (775) 324-4881

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 1.01: Entry into a Material Definitive Agreement

On November 8, 2006 the Company entered into the material agreements described under Item 3.02 below.

Item 2.03: Creation of a Direct Financial Obligation

On November 8, 2006 the Company entered into agreements that create material direct financial obligations. The agreements are more fully described in Item 3.02 below.

Item 3.02 Unregistered Sales of Securities

On November 8, 2006, the Company entered into a Securities Purchase Agreement with Twenty one investors (the "Investors") for an aggregate amount of (i) $2,861,000 in convertible notes, and (ii) warrants to purchase 3,814,673 shares of the Company’s common stock (the "Financing"). The Company anticipates that the proceeds of the Financing will be used to continue development of the French Gulch Mine.

With respect to the issuance and sale of the Units to the Investors, exemption from registration requirements is claimed under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on Section 4(2) of the Securities Act, Regulation D or Regulation S promulgated thereunder. The subject Investors represented their intention to acquire the Registrant’s shares for investment only and not with a view to, or for sale in connection with, any distribution thereof and appropriate legends were affixed to the certificates evidencing the shares in such transaction. Furthermore, with respect to issuance and sale in reliance upon Regulation S, the subject Investors represented there are not U.S. persons and that they will resell the Registrant’s shares only in accordance with the provisions of Regulation S. The subject Investors had acquired access to information about the Registrant.

Subscriber	Subscription Amount

4P Management Partners SA	75,000
Abundance Partners LP	200,000
AU Capital, L.P.	50,000
Bank Sal. Oppenheim jr. & Cie (Schweiz) AG	317,500
Bommarito, Steven	100,000
Cyrus Capital Investment Corp.	487,500
Gerbino Gold Group, LLC	150,000
Goldberg Partners, LP	100,000
Golden, Mitchell	100,000
Haber, Alfred	270,000
Hockwimmer, Angela	30,000
Hoermannsdorfer, Engelbert	15,000
Jeffs, Susan	75,000
Marcus, Michael P.	75,000
Newman,Edward	25,000
Proshan, Sandra	100,000
Schneller, John	25,000
Schoen, Dr. Susanne	75,000
Shaya, Robert A.	200,000
Steinberg, Richard	100,000
Stengel, Peter-Paul	291,000

The Financing was completed in one closing. The closing consisted of gross proceeds of $2,861,000. A finder’s fee of $75,000 and 82,500 warrants with a purchase price of $1.00 per share was paid. The net proceeds from the transaction were $2,786,000.

The Investors received a convertible debenture (the "Debenture") due October 1, 2008 bearing simple interest at 12% per annum. The Debenture is convertible into the Company’s common stock at a price equal to $0.75. The parties entered into a Registration Rights Agreement whereby we are required to file a registration statement with the Securities and Exchange Commission by January 31, 2007, registering the common stock underlying the secured convertible debenture and the warrants.

The Investors received two year warrants to purchase a total of 3,814,673 common shares of the Company at a purchase price of $1.00 per share.

Item 9.01 Financial Statements and Exhibits

Exhibits:

10.1	Form of Regulation D Securities Purchase Agreement

10.2	Form of Regulation D 12% Unsecured Convertible Debenture

10.3	Form of Registration Rights Agreement

10.4	Form of Regulation D Common Stock Purchase Warrant Agreement

10.5	Form of Regulation S Securities Purchase Agreement

10.6	Form of Regulation S 12% Unsecured Convertible Debenture

10.7	Form of Regulation S Common Stock Purchase Warrant Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 14, 2006

Bullion River Gold Corp.

/s/ Peter M. Kuhn
Peter M. Kuhn
Chief Executive Officer